Exhibit 99.3

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Consolidated Statements of Operations

(Unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
REVENUES:
Minimum rents	$155,046	$148,447	$309,409	$299,566
Percentage rents	1,851	1,793	8,334	8,107
Other rents	3,947	3,544	8,362	7,397
Tenant reimbursements	74,992	74,292	152,715	149,934
Management, development and leasing fees	3,954	1,687	5,175	2,764
Other	6,690	5,563	11,670	11,418
Total revenues	246,480	235,326	495,665	479,186
EXPENSES:
Property operating	38,850	36,607	81,917	76,949
Depreciation and amortization	60,530	54,241	117,174	108,404
Real estate taxes	19,864	20,364	40,512	39,450
Maintenance and repairs	14,011	13,436	29,312	26,001
General and administrative	10,570	9,062	20,767	18,649
Loss on impairment of real estate assets	—	274	—	274
Other	4,802	4,520	8,441	8,688
Total expenses	148,627	138,504	298,123	278,415
Income from operations	97,853	96,822	197,542	200,771
Interest and other income	2,883	1,946	5,628	3,678
Interest expense	(68,814)	(63,661)	(134,941)	(127,590)
Loss on extinguishment of debt	—	—	(227)	—
Gain on sales of real estate assets	2,698	2,030	6,228	2,930
Equity in earnings of unconsolidated affiliates	1,084	1,118	1,682	3,186
Income tax provision	(948)	—	(1,751)	—
Minority interest in earnings:
Operating partnership	(9,035)	(17,726)	(22,598)	(35,855)
Shopping center properties	(3,567)	(673)	(4,297)	(1,261)
Income before discontinued operations	22,154	19,856	47,266	45,859
Operating income from discontinued operations	534	1,499	520	3,751
Gain (loss) on disposal of discontinued operations	—	7,215	(55)	7,215
Net income	22,688	28,570	47,731	56,825
Preferred dividends	(11,223)	(7,642)	(18,865)	(15,284)
Net income available to common shareholders	$11,465	$20,928	$28,866	$41,541
Basic per share data:
Income before discontinued operations, net of preferred dividends	$0.17	$0.19	$0.44	$0.48
Discontinued operations	0.01	0.14	—	0.18
Net income available to common shareholders	$0.18	$0.33	$0.44	$0.66
Weighted average common shares outstanding	65,246	64,003	65,178	63,333
Diluted per share data:
Income before discontinued operations, net of preferred dividends	$0.17	$0.19	$0.43	$0.47
Discontinued operations	—	0.13	0.01	0.17
Net income available to common shareholders	$0.17	$0.32	$0.44	$0.64
Weighted average common and potential dilutive common shares outstanding	65,922	65,385	65,905	64,857

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Net income available to common shareholders	$11,465	$20,928	$28,866	$41,541
Minority interest in earnings of operating partnership	9,035	17,726	22,598	35,855
Depreciation and amortization expense of:
Consolidated properties	60,530	54,241	117,174	108,404
Unconsolidated affiliates	3,621	3,365	7,125	6,643
Discontinued operations	435	230	859	1,348
Non-real estate assets	(234)	(210)	(462)	(405)
Minority investors' share of depreciation and amortization	1,096	(568)	490	(1,107)
(Gain) loss on:
Sales of operating real estate assets	—	38	—	38
Disposal of discontinued operations	—	(7,215)	55	(7,215)
Funds from operations of the operating partnership	$85,948	$88,535	$176,705	$185,102
Funds from operations per diluted share	$0.74	$0.76	$1.52	$1.58
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,583	116,808	116,611	116,811
Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$85,948	$88,535	$176,705	$185,102
Percentage allocable to Company shareholders (1)	56.29%	55.45%	56.24%	54.93%
Funds from operations allocable to Company shareholders	$48,380	$49,093	$99,379	$101,677

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$2,082	$2,426	$5,639	$8,294
Lease termination fees per share	$0.02	$0.02	$0.05	$0.07

Straight-line rental income	$1,254	$1,336	$2,394	$2,226
Straight-line rental income per share	$0.01	$0.01	$0.02	$0.02

Gains on outparcel sales	$3,352	$2,873	$7,138	$4,508
Gains on outparcel sales per share	$0.03	$0.02	$0.06	$0.04

Amortization of acquired above- and below-market leases	$2,762	$2,322	$5,692	$4,915
Amortization of acquired above- and below-market leases per share	$0.02	$0.02	$0.05	$0.04

Amortization of debt premiums	$1,928	$1,868	$3,830	$3,710
Amortization of debt premiums per share	$0.02	$0.02	$0.03	$0.03

Loss on impairment of real estate assets	$—	$(274)	$—	$(274)
Loss on impairment of real estate assets per share	$—	$—	$—	$—

Income tax provision	$(948)	$—	$(1,751)	$—
Income tax provision per share	$(0.01)	$—	$(0.02)	$—

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Same-Center Net Operating Income

(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Net income	$22,688	$28,570	$47,731	$56,825

Adjustments:
Depreciation and amortization	60,530	54,241	117,174	108,404
Depreciation and amortization from unconsolidated affiliates	3,621	3,365	7,125	6,643
Depreciation and amortization from discontinued operations	435	230	859	1,348
Minority investors' share of depreciation and amortization in shopping center properties	1,096	(568)	490	(1,107)
Interest expense	68,814	63,661	134,941	127,590
Interest expense from unconsolidated affiliates	4,206	4,275	8,398	8,669
Minority investors' share of interest expense in shopping center properties	1,294	(1,189)	107	(2,351)
Loss on extinguishment of debt	—	—	227	—
Abandoned projects expense	551	(60)	600	(65)
Gain on sales of real estate assets	(2,698)	(2,030)	(6,228)	(2,930)
Loss on impairment of real estate assets	—	274	—	274
Gain on sales of real estate assets of unconsolidated affiliates	(654)	(804)	(910)	(1,537)
Income tax provision	948	—	1,751	—
Minority interest in earnings of operating partnership	9,035	17,726	22,598	35,855
(Gain) loss on disposal of discontinued operations	—	(7,215)	55	(7,215)
Operating partnership's share of total NOI	169,866	160,476	334,918	330,403
General and administrative expenses	10,570	9,062	20,767	18,649
Management fees and non-property level revenues	(12,454)	(6,204)	(19,239)	(10,865)
Operating partnership's share of property NOI	167,982	163,334	336,446	338,187
NOI of non-comparable centers	(3,056)	(2,259)	(5,418)	(5,929)
Total same-center NOI	$164,926	$161,075	$331,028	$332,258

Malls	$153,059	$149,195	$307,720	$308,535
Associated centers	7,265	7,364	14,516	14,527
Community centers	1,215	1,096	2,050	2,122
Other	3,387	3,420	6,742	7,074
Total same-center NOI	$164,926	$161,075	$331,028	$332,258

Percentage Change:
Malls	2.6%		-0.3%
Associated centers	-1.3%		-0.1%
Community centers	10.9%		-3.4%
Other	-1.0%		-4.7%
Total same-center NOI	2.4%		-0.4%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Company's Share of Consolidated and Unconsolidated Debt

(Dollars in thousands)

	June 30, 2007
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,066,960	$884,746	$4,951,706
Minority investors' share of consolidated debt	(119,955)	—	(119,955)
Company's share of unconsolidated affiliates' debt	217,532	36,858	254,390
Company's share of consolidated and unconsolidated debt	$4,164,537	$921,604	$5,086,141
Weighted average interest rate	5.91%	6.20%	5.96%
	June 30, 2006
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,247,156	$1,119,463	$4,366,619
Minority investors' share of consolidated debt	(51,436)	—	(51,436)
Company's share of unconsolidated affiliates' debt	225,447	26,600	252,047
Company's share of consolidated and unconsolidated debt	$3,421,167	$1,146,063	$4,567,230
Weighted average interest rate	5.99%	6.21%	6.04%

Debt-To-Total-Market Capitalization Ratio as of June 30, 2007

(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	116,285	$36.05	$4,192,074
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000
Total market equity			4,482,074
Company's share of total debt			5,086,141
Total market capitalization			$9,568,215
Debt-to-total-market capitalization ratio			53.2%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on June 29, 2007. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
2007:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	65,246	65,922	65,178	65,905
Weighted average operating partnership units	50,661	50,661	50,705	50,706
Weighted average shares- FFO	115,907	116,583	115,883	116,611
2006:
Weighted average shares - EPS	64,003	65,385	63,333	64,857
Weighted average operating partnership units	51,423	51,423	51,955	51,954
Weighted average shares- FFO	115,426	116,808	115,288	116,811

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Weighted average dividend per share	$0.51031	$0.46388	$1.02630	$0.92777
FFO per diluted, fully converted share	$0.74	$0.76	$1.52	$1.58
Dividend payout ratio	69.0%	61.0%	67.5%	58.7%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Consolidated Balance Sheets

(Unaudited, in thousands except share data)

	June 30, 2007	December 31, 2006
ASSETS
Real estate assets:
Land	$808,304	$779,727
Buildings and improvements	6,086,572	5,944,476
	6,894,876	6,724,203
Less: accumulated depreciation	(999,471)	(924,297)
	5,895,405	5,799,906
Held for Sale	28,992	—
Developments in progress	306,470	294,345
Net investment in real estate assets	6,230,867	6,094,251
Cash and cash equivalents	58,245	28,700
Receivables:
Tenant, net of allowance	61,415	71,573
Other	16,132	9,656
Mortgage notes receivable	32,872	21,559
Investments in unconsolidated affiliates	98,000	78,826
Other assets	230,212	214,245
	$6,727,743	$6,518,810
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable	$4,951,706	$4,564,535
Accounts payable and accrued liabilities	309,195	309,969
Total liabilities	5,260,901	4,874,504
Commitments and contingencies
Minority interests	516,732	559,450
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
8.75% Series B Cumulative Redeemable Preferred Stock, 2,000,000 shares outstanding	—	20
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 65,645,516 and 65,421,311 issued and outstanding in 2007 and 2006, respectively	656	654
Additional paid-in capital	979,611	1,074,450
Accumulated other comprehensive (loss) income	(2,453)	19
(Accumulated deficit) retained earnings	(27,716)	9,701
Total shareholders' equity	950,110	1,084,856
	$6,727,743	$6,518,810

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense

(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
EBITDA:
Net Income	$22,688	$28,570	$47,731	$56,825

Adjustments:
Depreciation and amortization	60,530	54,241	117,174	108,404
Depreciation and amortization from unconsolidated affiliates	3,621	3,365	7,125	6,643
Depreciation and amortization from discontinued operations	435	230	859	1,348
Minority investors’ share of depreciation and amortization in shopping center properties	1,096	(568)	490	(1,107)
Interest expense	68,814	63,661	134,941	127,590
Interest expense from unconsolidated affiliates	4,206	4,275	8,398	8,669
Minority investors’ share of interest expense in shopping center properties	1,294	(1,189)	107	(2,351)
Income taxes	2,246	2,080	3,317	2,299
Loss on extinguishment of debt	—	—	227	—
Loss on impairment of real estate assets	—	274	—	274
Abandoned projects expense	551	(60)	600	(65)
Loss on sales of operating real estate assets	—	38	—	38
Minority interest in earnings of operating partnership	9,035	17,726	22,598	35,855
(Gain) loss on discontinued operations	—	(7,215)	55	(7,215)
Company’s share of total EBITDA	$174,516	$165,428	$343,622	$337,207

Interest Expense:
Interest expense	$68,814	$63,661	$134,941	$127,590
Interest expense from unconsolidated affiliates	4,206	4,275	8,398	8,669
Minority investors’ share of interest expense in shopping center properties	1,294	(1,189)	107	(2,351)
Company’s share of total interest expense	$74,314	$66,747	$143,446	$133,908

Ratio of EBITDA to Interest Expense	2.35	2.48	2.40	2.52

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Company’s share of total EBITDA	$174,516	$165,428	$343,622	$337,207
Interest expense	(68,814)	(63,661)	(134,941)	(127,590)
Minority investors’ share of interest expense in shopping center properties	(1,294)	1,189	(107)	2,351
Income taxes	(2,246)	(2,080)	(3,317)	(2,299)
Amortization of deferred financing costs and non real estate depreciation included in operating expense	2,263	2,038	3,845	3,813
Amortization of debt premiums	(1,928)	(1,868)	(3,830)	(3,710)
Amortization of above and below market leases	(2,762)	(2,322)	(5,692)	(4,924)
Depreciation and interest expense from unconsolidated affiliates	(7,827)	(7,640)	(15,523)	(15,312)
Minority investors’ share of depreciation and amortization in shopping center properties	(1,096)	568	(490)	1,107
Minority interest in earnings - shopping center properties	3,567	673	4,297	1,261
Gains on outparcel sales	(2,698)	(2,068)	(6,228)	(2,968)
Income tax benfit from stock options	—	—	1,139	—
Equity in earnings of unconsolidated affiliates	(1,084)	(1,118)	(1,682)	(3,186)
Distributions from unconsolidated affiliates	2,128	2,140	3,019	4,409
Stock based compensation expense	1,084	1,459	3,210	3,654
Changes in operating assets and liabilities	12,257	31,385	17,059	(1,709)
Cash flows provided by operating activities	$106,066	$124,123	$204,381	$192,104

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Schedule of Mortgage and Other Notes Payable as of June 30, 2007

(Dollars In thousands )

						Balance
Location	Property	Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
High Point, NC	Oak Hollow Mall	Feb-08	7.31%	$40,613		$40,613	$—
Winston-Salem, NC	Hanes Mall	Jul-08	7.31%	101,008		101,008	—
Nashville, TN	Hickory Hollow Mall	Aug-08	6.77%	83,267		83,267	—
Nashville, TN	The Courtyard At Hickory Hollow Mall	Aug-08	6.77%	3,877		3,877	—
Nashville, TN	Rivergate Mall	Aug-08	6.77%	67,296		67,296	—
Nashville, TN	The Village At Rivergate	Aug-08	6.77%	3,179		3,179	—
Lansing, MI	Meridian Mall	Oct-08	4.52%	87,529		87,529	—
Cary, NC	Cary Towne Center	Mar-09	6.85%	84,150		84,150	—
Joplin, MO	Northpark Mall	Mar-09	5.50%	39,429		39,429	—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	52,683		52,683	—
Fairview Heights, IL	St. Clair Square	Apr-09	7.00%	62,642		62,642	—
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	31,311		31,311	—
Meridian, MS	Bonita Lakes Mall	Oct-09	6.82%	24,617		24,617	—
Meridian, MS	Bonita Lakes Crossing	Oct-09	6.82%	7,713		7,713	—
Cincinnati, OH	Eastgate Mall	Dec-09	4.55%	54,881	(a)	54,881	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	40,113		40,113	—
Spartanburg, SC	WestGate Crossing	Jul-10	8.42%	9,327		9,327	—
Burnsville, MN	Burnsville Center	Aug-10	8.00%	65,988		65,988	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	42,850		42,850	—
Beaumont, TX	Parkdale Mall	Sep-10	5.01%	52,279		52,279	—
Beaumont, TX	Parkdale Crossing	Sep-10	5.01%	8,255		8,255	—
Nashville, TN	CoolSprings Galleria	Sep-10	6.22%	126,040		126,040	—
Stroud, PA	Stroud Mall	Dec-10	8.42%	30,756		30,756	—
Wausau, WI	Wausau Center	Dec-10	6.70%	12,341		12,341	—
York, PA	York Galleria	Dec-10	8.34%	49,158		49,158	—
Lexington, KY	Fayette Mall	Jul-11	7.00%	90,838		90,838	—
Asheville, NC	Asheville Mall	Sep-11	6.98%	66,289		66,289	—
Ft. Smith, AR	Massard Crossing	Feb-12	7.54%	5,692		5,692	—
Houston, TX	Willowbrook Plaza	Feb-12	7.54%	29,125		29,125	—
Vicksburg, MS	Pemberton Plaza	Feb-12	7.54%	1,945		1,945	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	61,422		61,422	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	35,485		35,485	—
Asheboro, NC	Randolph Mall	Jul-12	6.50%	14,247		14,247	—
Douglasville, GA	Arbor Place	Jul-12	6.51%	73,968		73,968	—
Douglasville, GA	The Landing At Arbor Place	Jul-12	6.51%	8,350		8,350	—
Jackson, TN	Old Hickory Mall	Jul-12	6.51%	32,673		32,673	—
Louisville, KY	Jefferson Mall	Jul-12	6.51%	41,204		41,204	—
North Charleston, SC	Northwoods Mall	Jul-12	6.51%	58,993		58,993	—
Racine, WI	Regency Mall	Jul-12	6.51%	32,310		32,310	—
Saginaw, MI	Fashion Square	Jul-12	6.51%	56,633		56,633	—
Spartanburg, SC	WestGate Mall	Jul-12	6.50%	51,181		51,181	—
Chattanooga, TN	CBL Center	Aug-12	6.25%	14,039		14,039	—
Panama City, FL	Panama City Mall	Aug-12	7.30%	38,550		38,550	—

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

					Balance
Location	Property	Maturity Date	Interest Rate	Balance	Fixed	Variable
Livonia, MI	Laurel Park Place	Dec-12	5.00%	49,252	49,252	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	125,590	125,590	—
Greensburg, PA	Westmoreland Mall	Jan-13	5.05%	76,960	76,960	—
Columbia, SC	Columbia Place	Oct-13	5.45%	31,343	31,343	—
Laredo, TX	Mall del Norte	Dec-14	5.04%	113,400	113,400	—
Brookfield, WI	Brookfield Square	Nov-15	5.08%	102,544	102,544	—
Madison, WI	East Towne Mall	Nov-15	5.00%	78,104	78,104	—
Madison, WI	West Towne Mall	Nov-15	5.00%	110,321	110,321	—
Rockford, IL	Cherryvale Mall	Nov-15	5.00%	91,649	91,649	—
Bloomington, IL	Eastland Mall	Dec-15	5.85%	59,400	59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	5.85%	32,513	32,513	—
Overland Park, KS	Oak Park Mall	Dec-15	5.85%	275,700	275,700	—
Janesville, WI	Janesville Mall	Apr-16	8.38%	11,493	11,493	—
Akron, OH	Chapel Hill Mall	Aug-16	6.10%	76,231	76,231	—
Chattanooga, TN	Hamilton Place	Aug-16	5.86%	115,777	115,777	—
Chesapeake, VA	Greenbrier Mall	Aug-16	5.91%	84,119	84,119	—
Midland, MI	Midland Mall	Aug-16	6.10%	37,620	37,620	—
Southaven, MS	Southaven Towne Center	Jan-17	5.50%	45,761	45,761	—
Charleston, SC	Citadel Mall	Apr-17	5.68%	75,040	75,040	—
Chattanooga, TN	Hamilton Corner	Apr-17	5.67%	17,006	17,006	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	5.67%	22,452	22,452	—
Lafayette, LA	Mall of Acadiana	Apr-17	5.67%	150,080	150,080	—
Layton, UT	Layton Hills Mall	Apr-17	5.66%	107,271	107,271	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	5.67%	44,306	44,306	—
Cincinnati, OH	Eastgate Crossing	May-17	5.66%	16,702	16,702	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	5.60%	190,800	190,800	—
	SUBTOTAL			4,035,682	4,035,682	—
Weighted average interest rate				5.93%	5.93%	0.00%

Debt Premiums:
Joplin, MO	Northpark Mall	Mar-09	5.50%	$507	$507	$—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	1,702	1,702	—
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	1,236	1,236	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	3,893	3,893	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	4,397	4,397	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	6,090	6,090	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	2,751	2,751	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	7,836	7,836	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	2,445	2,445	—
	SUBTOTAL			30,857	30,857	—
Weighted average interest rate				5.02%	5.02%

Total Loans On Operating Properties And Debt Premiums				4,066,538	4,066,538	—
Weighted average interest rate				5.93%	5.93%	0.00%

Construction Loans:
Stillwater, OK	Lakeview Pointe	Nov-08	6.57%	$18,060	$—	$18,060
Milford, CT	Milford Marketplace	Dec-08	6.52%	2,198	—	2,198
Burlington, NC	Alamance Crossing	Sep-09	6.57%	43,556	—	43,556
	SUBTOTAL			63,814	—	63,814

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

					Balance
Location	Property	Maturity Date	Interest Rate	Balance	Fixed	Variable

Lines Of Credit			6.16%	820,932	—	820,932

Other				422	422	—

Total Consolidated Debt				$4,951,706	$4,066,960	$884,746
Weighted average interest rate				5.97%	5.93%	6.19%

Plus CBL’s Share Of Unconsolidated Affiliates’ Debt:
Huntsville, AL	Parkway Place	Jun-08	6.32%	$26,600	$—	$26,600
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	1,036	1,036	—
York, PA	York Town Center	Oct-11	6.83%	7,301	—	7,301
Myrtle Beach, SC	Coastal Grand—Myrtle Beach	Oct-14	5.09%	47,167 (b)	47,167	—
Lee’s Summit, MO	Summit Fair — Guarantee	N/A	N/A	2,957	—	2,957
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	35,097	35,097	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	100,000	100,000	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.23%	13,798	13,798	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	14,858	14,858	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	5,576	5,576	—
	SUBTOTAL			254,390	217,532	36,858

Less Minority Interests’ Share Of Consolidated Debt:		Minority Interest %
Chattanooga, TN	CBL Center	8.00%	6.25%	$(1,123)	$(1,123)	$—
Chattanooga, TN	Hamilton Corner	10.00%	5.67%	(1,701)	(1,701)	—
Chattanooga, TN	Hamilton Place	10.00%	5.86%	(11,578)	(11,578)	—
Ft. Myers, FL	Gulf Coast Town Center	50.00%	5.60%	(95,400)	(95,400)	—
High Point, NC	Oak Hollow Mall	25.00%	7.31%	(10,153)	(10,153)	—
	SUBTOTAL			(119,955)	(119,955)	—

Company’s Share Of Consolidated And Unconsolidated Debt				$5,086,141	$4,164,537	$921,604
Weighted average interest rate				5.96%	5.91%	6.20%

Total Debt of Unconsolidated Affiliates
Huntsville, AL	Parkway Place	Jun-08	6.32%	$53,200	$—	$53,200
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	2,180	2,180	—
York, PA	York Town Center	Oct-11	6.83%	14,602	—	14,602
Myrtle Beach, SC	Coastal Grand—Myrtle Beach	Oct-14	5.09%	94,334	94,334	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	58,496	58,496	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	200,000	200,000	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.23%	29,048	29,048	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	29,715	29,715	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	11,153	11,153	—
				$492,728	$424,926	$67,802
Weighted average interest rate				5.77%	5.67%	6.43%

(a)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.
(b)

Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	806,345	$33.63	$36.13	7.4%	$36.67	9.0%
Stabilized malls	746,475	34.98	37.69	7.7%	38.19	9.2%
New leases	251,078	36.18	44.04	21.7%	45.10	24.6%
Renewal leases	495,397	$34.38	$34.47	0.3%	$34.69	0.9%

Year to Date:
All Property Types (1)	1,535,929	$33.49	$36.28	8.3%	$36.95	10.3%
Stabilized malls	1,433,899	34.60	37.58	8.6%	38.25	10.5%
New leases	521,949	36.25	44.70	23.3%	45.95	26.8%
Renewal leases	911,950	$33.65	$33.51	-0.4%	$33.83	0.5%

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of June 30,
	2007	2006
Stabilized malls	$28.00	$27.54
Non-stabilized malls	28.29	27.87
Associated centers	12.09	10.95
Community centers	15.09	16.70
Other	19.53	19.34

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.

(2)	Average Gross Rent does not incorporate future annual increases for common area maintenance expense reimbursements.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Top 25 Tenants Based On Percentage Of Total Revenues For The Six Months Ended June 30, 2007:

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Revenues
1	Limited Brands, LLC	218	1,280,125	$44,924,249	4.16%
2	Foot Locker, Inc.	190	735,099	29,347,919	2.72%
3	The Gap Inc.	97	1,002,835	24,333,696	2.25%
4	Abercrombie & Fitch, Co.	75	512,359	18,416,896	1.71%
5	AE Outfitters Retail Company	72	410,449	17,613,548	1.63%
6	Signet Group plc (2)	113	184,114	17,206,493	1.59%
7	Finish Line, Inc.	84	421,495	15,910,953	1.47%
8	Zale Corporation	143	150,054	15,315,867	1.42%
9	Luxottica Group, S.P.A. (3)	141	306,047	14,433,157	1.34%
10	JC Penney Co. Inc. (4)	69	7,747,616	13,600,566	1.26%
11	New York & Company, Inc.	49	353,646	12,672,188	1.17%
12	Genesco Inc. (5)	165	215,989	12,519,635	1.16%
13	The Regis Corporation	200	232,995	11,736,502	1.09%
14	Dick's Sporting Goods, Inc.	13	770,686	10,886,434	1.01%
15	The Children's Place Retail St (6)	62	262,867	10,617,016	0.98%
16	Pacific Sunwear of California	78	277,734	10,161,318	0.94%
17	Aeropostale, Inc.	71	240,464	9,720,603	0.90%
18	Charming Shoppes, Inc. (7)	53	315,537	9,577,340	0.89%
19	Christopher & Banks, Inc.	76	261,004	9,214,705	0.85%
20	Charlotte Russe Holding, Inc.	41	285,052	9,193,899	0.85%
21	Trans World Entertainment (8)	60	282,732	8,577,997	0.79%
22	The Buckle, Inc.	46	225,408	8,122,699	0.75%
23	Claire's Stores, Inc.	112	129,986	7,849,919	0.73%
24	Hallmark Cards, Inc.	61	243,141	7,285,682	0.67%
25	Sears, Roebuck and Co. (9)	72	8,869,503	6,773,827	0.63%
		2,361	25,716,937	$356,013,107	32.96%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at June 30, 2007.
(2)	Signet Group PLC operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.
(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(4)	JC Penney Co. Inc. owns 28 of these stores.
(5)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores. An offer to purchase Genesco by Footlocker was extended and has been rejected.
(6)	The Children's Place Retail Stores, Inc. also operates The Disney Stores.
(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug, and Catherine's.
(8)	Trans World Entertainment operates FYE , Sam Goody, Suncoast Motion Picture, and Saturday Matinee.
(9)	Sears owns 52 of these stores.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Capital Expenditures for Three Months and Six Months Ended June 30, 2007

(In thousands)

	Three Months	Six Months

Tenant allowances	$16,507	$27,346

Renovations	10,668	16,571

Deferred maintenance:
Parking lot and parking lot lighting	124	249
Roof repairs and replacements	2,664	5,145
Other capital expenditures	1,362	3,313
Total deferred maintenance expenditures	4,150	8,707

Total capital expenditures	$31,325	$52,624

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized

(In thousands)

	2007	2006
Quarter ended:
March 31,	$1,001	$388
June 30,	1,593	950
September 30,	—	401
December 31,	—	832
	$2,594	$2,571

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Properties Opened Year-to-date

(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost		Cost To Date	Date Opened	Initial Yield(b)

Mall Expansion:
Brookfield Square - Mitchell's Fish Market	Brookfield, WI	7,500	3,044		2,044	April-07	8.4%
Southpark Mall - Regal Cinema	Colonial Heights, VA	68,242	11,322		11,322	July-07	11.0%

Open-Air Center:
Alamance Crossing East	Burlington, NC	571,700	79,950		69,675	August-07	8.4%

Open-Air Center Expansion:
Gulf Coast Town Center -	Ft. Myers, FL	595,990	83,286	(a)	83,286	Spring-07	9.2%
Phase II-shops/Costco(a)

AssociatedCenter:
The Shoppes at St. Clair Square	Fairview Heights, IL	84,080	27,487		27,257	March-07	7.0%

Associated Center Renovation:
Madison Plaza	Huntsville, AL	153,085	1,200		1,156	June-07	NA

Redevelopments:
Mall del Norte - Theater	Laredo, TX	81,150	14,403		10,277	Spring-07	7.4%

Announced Property Renovations and Redevelopments

(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield(b)
Mall Renovations:
Brookfield Square	Brookfield, WI	1,132,984	$18,100	$1,187	Fall-07	NA
Mall del Norte	Laredo, TX	1,207,687	20,400	10,649	Fall-07	NA
Honey Creek Mall	Terre Haute, IN	678,763	5,600	2,357	Fall-07	NA
Georgia Square	Athens, GA	674,738	16,900	1,182	Spring-08	NA

Redevelopments:
Parkdale Mall - Former Dillards (Phase I)	Beaumont, TX	50,720	14,720	6,879	Fall-07	4.1%
Northpark Mall - Former Wards	Joplin, MO	90,688	9,750	4,321	Fall-07	7.8%
Columbia Place - Former JCPenney	Columbia, SC	124,819	12,831	9,577	Aug-07/Feb-08	6.5%
Westgate Mall - Former Proffits	Spartanburg, SC	153,000	N/A	N/A	August-07	NA
		4,113,399	$98,301	$36,152

(a)	50/50 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date.
(b)	Pro forma initial yields represented here may be lower than actual initial returns as theyare reduced for management and development fees.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Six Months Ended June 30, 2007

Properties Under Development at June 30, 2007

(Dollars in thousands)

				CBL's Share of
Property	Location	Total Project Square Feet		Total Cost	Cost To Date	Opening Date	Initial Yield(b)

Mall Expansions:
The District at Valley View - shops	Roanoke, VA	61,200		$18,026	$15,312	July/Fall-07	7.6%
Brookfield Square - Fresh Market	Brookfield, WI	22,400		4,960	4,587	Fall-07	7.6%
The District at CherryVale	Rockford, IL	84,541		21,099	10,199	Fall-07	7.4%
Harford Mall - lifestyle expansion	Bel Air, MD	39,222	(a)	9,654	5,580	September-07	6.1%
Southpark Mall - Foodcourt	Colonial Heights, VA	17,150		4,188	729	Spring-08	11.0%
Coastal Grand - JCPenney	Myrtle Beach, SC	103,395		NA	NA	Spring-08	NA
Coastal Grand - Ulta Cosmetics	Myrtle Beach, SC	10,000		1,449	—	Spring-08	8.7%
Cary Towne Center - Mimi's Café	Cary, NC	6,674		2,243	467	Spring-08	15.0%
Brookfield Square - Claim Jumpers	Brookfield, WI	12,000		3,430	136	Fall-08	11.9%

Associated/Lifestyle Centers:
Milford Marketplace	Milford, CT	107,226		26,028	15,372	October-07	8.3%
Brookfield Square - Corner Development	Brookfield, WI	19,745		8,372	4,067	Fall-08	8.0%
Imperial Valley Commons (Phase I) (b)	El Centro, CA	610,966		11,471	6,474	Fall-08/Summer-09	8.7%

Office:
CBL Center II	Chattanooga, TN	74,598		17,120	3,628	January-08	8.6%

Mixed -Use Center:
Pearland Town Center (Retail Portion)	Pearland, TX	719,388		154,182	52,366	Fall-08	7.4%

Community/Open-Air Centers:
York Town Center (c)	York, PA	274,495		21,099	13,137	September-07	9.8%
Cobblestone Village at Palm Coast	Palm Coast, FL	277,770		10,520	16,272	October-07	7.7%
Alamance Crossing - Theater/Shops	Burlington, NC	82,997		18,882	—	Spring-08	8.4%
Summit Fair	Lee's Summit, MO	513,000		15,654	—	Fall-08/Summer-09	9.6%
		3,036,767		$348,377	$148,325

(a) Total square footage includes redevelopement and expansion of 2,641 square feet.

(b) 60/40 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date.

(c) 50/50 Joint Venture.

(d) Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.